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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement      [_] Confidential, For Use by the Commission
[_] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

                               Nations Fund Trust
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:  N/A
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(2) Aggregate number of securities to which transaction applies:  N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
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(4) Proposed maximum aggregate value of transaction:  N/A
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(5) Total fee paid:  N/A
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:  N/A
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(2) Form, Schedule or Registration Statement No.:  N/A
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(3) Filing Party:  N/A
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(4) Date Filed:  N/A
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Notes:

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                                                       [GRAPHIC]
                                                 2002 Shareholder Proxy
                                        ----------------------------------------
                                        Your Investment - Your Right - Your Vote

February 2002


Dear Shareholder:


We recently sent you proxy materials in connection with the Nations Funds 2002 proxy. To date, we have not yet received your vote. Your vote matters! Please take a moment now to review the enclosed proxy statement.

For speed and convenience, we're offering a choice of three voting methods:
Internet, phone or mail. Votes cast online or by telephone are confirmed and tallied immediately, and there's no need to mail back your proxy card(s).

On the Internet
1. Go to www.proxyvote.com - available 24 hours a day, 7 days a week.
2. Enter the 12-digit control number that appears on your proxy card.
3. Follow the instructions on the Web site to complete your vote.


By phone
1. Call toll-free 1.800.690.6903 - available 24 hours a day, 7 days a week.
2. Enter the 12-digit control number that appears on your proxy card.
3. Follow the recorded instructions.


By mail
1. Complete and sign the enclosed proxy card.
2. Mail it in the postage-paid return envelope provided.



The Nations Funds 2002 proxy is an important initiative that can only succeed with your participation. Please join your fellow shareholders in voting your proxies now. Thank you for your business and continued support.

                                        [LOGO]
                                        Nations Funds
PROXYREMREG
220205 (02/02)

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America Corporation, is not a bank and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Banc of America Advisors, LLC, an affiliate of Bank of America Corporation, performs investment advisory and other services for Nations Funds, and receives fees for such services. Member NASD, SIPC.

                                                       [GRAPHIC]
                                                 2002 Shareholder Proxy
                                        ----------------------------------------
                                        Your Investment - Your Right - Your Vote

February 2002


Dear Shareholder:


We recently sent you proxy materials in connection with the Nations Funds 2002 proxy. To date, we have not yet received your vote. Your vote matters! Please take a moment now to review the enclosed proxy statement.

For speed and convenience, we're offering a choice of three voting methods:
Internet, phone or mail. Votes cast online or by telephone are confirmed and tallied immediately, and there's no need to mail back your proxy card(s).

On the Internet
1. Go to www.proxyvote.com - available 24 hours a day, 7 days a week.
2. Enter the 12-digit control number that appears on your proxy card.
3. Follow the instructions on the Web site to complete your vote.


By phone
1. Call the toll-free number shown on your proxy ballot.
2. Enter the 12-digit control number that appears on your proxy card.
3. Follow the recorded instructions.


By mail
1. Complete and sign the enclosed proxy card.
2. Mail it in the postage-paid return envelope provided.



The Nations Funds 2002 proxy is an important initiative that can only succeed with your participation. Please join your fellow shareholders in voting your proxies now. Thank you for your business and continued support.

                                        [LOGO]
                                        Nations Funds

PROXYREMBEN
220206 (02/02)

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America Corporation, is not a bank and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Banc of America Advisors, LLC, an affiliate of Bank of America Corporation, performs investment advisory and other services for Nations Funds, and receives fees for such services. Member NASD, SIPC.

                                                [LOGO]
                                                Bank of America

Banc of America Advisors, LLC
                                                                   NC1-002-33-31
                                                             101 S. Tryon Street
                                                            Charlotte, NC  28255

January 29, 2002


Mr. Joseph M. Velli
Senior Executive Vice President
The Bank of New York
One Wall Street, 10th Floor
New York, NY  10286

Re:   Nations Funds Family Proxy Solicitation
      ---------------------------------------

Dear Mr. Velli:

As you may know, the Nations Funds Family of Funds has recently embarked on a major proxy initiative that seeks, among other proposals, to reorganize many of its funds into a single registered investment company. The Bank of New York is a substantial record holder of shares of Nations Funds money market funds, for its own account and on behalf of its customers, and we respectfully request your assistance in connection with our proxy solicitation efforts.

Nations Funds money market fund shareholders are being asked to vote on two proposals at shareholder meetings that will be held on March 27, 2002. The proposals are: (i) the reorganization of three money market funds into substantially similar Nations Funds money market funds and (ii), the reorganization of seven money market funds into substantially identical "shell" Nations Funds. The following is a brief summary of the two proposals. We have enclosed copies of the two proxy statements that contain complete descriptions of the proposals. The proxy statements are in the process of being mailed to all money market fund shareholders, including The Bank of New York, who held shares on December 27, 2001.

I.    Reorganization of Three Money Market Funds into substantially similar
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      Nations Funds
      -------------

This proposal affects the following funds:

 . Nations Prime Fund (which is proposed to reorganize into Nations Cash
  Reserves)
 . Nations Government Money Market Fund (which is proposed to reorganize into
  Nations Government Reserves)
 . Nations Treasury Fund (which is proposed to reorganize into Nations Treasury
  Reserves)

The Bank of New York
January 29, 2002
Page Two

The main purpose of this proposal is to reorganize three of our money market funds into successors of other existing Nations Funds money market funds with substantially similar investment objectives and strategies. These reorganizations should create potential economies of scale by eliminating certain duplicative costs associated with maintaining those funds as separate series in different registered investment companies, and by spreading the remaining costs over a larger, combined asset base. Please refer to the proxy statements for discussion of the differences between the funds, and the likely benefits of these proposed transactions.

II.   Reorganization of Seven Money Market Funds into substantially identical
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      "shell" Nations Funds
      ---------------------

This proposal affects the following funds:

 . Nations Cash Reserves
 . Nations Money Market Reserves
 . Nations Treasury Reserves
 . Nations Government Reserves
 . Nations Municipal Reserves
 . Nations Tax Exempt Reserves
 . Nations California Tax-Exempt Reserves

Currently, these funds are registered as series of a Massachusetts business trust. The proposal seeks to reorganize the funds into new "shell" funds under a Delaware business trust structure, which generally should provide the funds with greater flexibility and efficiency in certain corporate and organizational matters. Approval of this proposal would further enable Nations Funds to reduce the number of registered investment companies within the Nations Funds Family, which offers potential efficiencies and benefits over the long term. These efficiencies include, but are not limited to, potential savings in accounting, legal, filing and registration costs. Again, please refer to the proxy statements for additional discussion of these transactions and their likely benefits.

If both proposals are approved, most of the changes - which would result - will be transparent to shareholders. The types of investments offered with the Nations Funds Family will be largely unaffected because the investment objectives and strategies of the funds being combined are, in most instances, substantially identical. In addition, the investment objectives of the remaining funds are substantially similar. Furthermore, total fund expenses (after waivers and/or reimbursements) will not change. And, the investment management teams and service providers that provide services to the funds, as well as the services and features available to shareholders, will remain substantially the same.

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

The Bank of New York
January 29, 2002
Page Three

Given the nature of the proposals and the potential benefits to shareholders, we request your assistance in obtaining votes in favor of the proposals. I urge, first of all, that you consider voting in favor of the proposals for those shares held for the Bank's own account and with respect to those customer accounts where the Bank has authority to vote. Second, I ask that you assist us in our proxy solicitation efforts in obtaining the votes of those beneficial owners where the Bank does not have authority to vote.

Let me emphasize in this regard that the New York Stock Exchange ("NYSE") has determined that both proposals are "routine." This determination permits NYSE member organizations that hold fund shares for the benefit of their customers to vote the shares when they have not received instructions from the beneficial owner. While the NYSE determination does not directly affect the Bank, we believe the determination confirms that the proposals, if approved, would not affect substantially the rights or privileges of fund shareholders. A copy of the letter requesting this determination and the NYSE's response are also enclosed for your convenience.

Thank you in advance for your consideration of our request. Please do not hesitate to contact me at (704) 388-4353 if you have any questions or need information.

Sincerely,

/s/ Edward D. Bedard

Edward D. Bedard
Senior Vice President
Chief Operating Officer
Banc of America Advisors, LLC


Enclosures


cc: Richard M. DeMartini, Bank of America Asset Management Robert H. Gordon, Banc of America Capital Management, LLC Frederick R. Berretta, Banc of America Advisors, LLC Brian F. McNally, Esq., Bank of America Corporation Thomas J. Perna, The Bank of New York
     Steve P. Milazzo, The Bank of New York
     James E. Hillman, The Bank of New York
     Richard A. Shearer, The Bank of New York

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